Exhibit 10.10(b)

June 1, 2010
Sasco Energy Partners
55 Green Farms Road
Westport, CT 06880-6149
Attention: Mr. Thomas K. Purdy

Re:	Management Agreement Renewals
Dear Mr. Purdy:
We are writing with respect to your management agreements concerning the commodity pools to which reference is made below (the “Management Agreements”). We are extending the term of the Management Agreements through June 30, 2011 and all other provisions of the Management Agreements will remain unchanged.
•	CTA Capital LLC

•	Emerging CTA Portfolio L.P.

•	Energy Advisors Portfolio L.P.

•	CMF Sasco Master Fund L.P.
Please acknowledge receipt of this modification by signing one copy of this letter and returning it to the attention of Ms. Jennifer Magro at the address above or fax to 212-793-1986. If you have any questions I can be reached at 212-559-5046.
Very truly yours,

CERES MANAGED FUTURES LLC
By:	/s/ Jennifer Magro
Jennifer Magro
Chief Financial Officer & Director

SASCO ENERGY PARTNERS
By:	/s/ Thomas Purdy
	Print Name:	Thomas Purdy
JM/sr

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